EXHIBIT 10.63
                       CONVERTIBLE NOTE PURCHASE AGREEMENT

         THIS AGREEMENT ("Agreement") is made as of this 20th day of June, 2007, between U.S. HELICOPTER CORPORATION (the "Company"), a Delaware corporation, and DAVID J. LENIHAN (the "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the issuance and sale of the Company's Promissory Note to Purchaser in the aggregate principal amount of $100,000.00, having the terms set forth in Exhibit A attached hereto (the "Note"); and

         WHEREAS, the Purchaser desires to purchase, and the Company desires to issue, the Note on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and the Purchaser agree as follows:

         1. PURCHASE AND SALE OF THE NOTE.

                  1.1 Subject to the terms and conditions contained in this Agreement, at the Closing (as hereinafter defined) the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Note for $100,000.00 (ONE HUNDRED THOUSAND DOLLARS AND 00/100) (the "Loan Amount") which shall be payable via wire transfer to the Company's designated account (not later than the Closing Date).

                  1.2 The Note shall be repaid, along with all accrued and unpaid interest, as follows:

                           (a) All sums due and payable shall be repaid by the Company on the earlier of (1) the first closing of a private placement of the Company's debt or equity securities, or (2) 120 days from the Closing Date (the "Maturity Date").

                           (b) Notwithstanding the foregoing, the Company agrees to remit to the Purchaser $25,000 per month out of proceeds to be received by the Company pursuant to an agreement between Delta Airlines and the Company until the Loan Amount, plus any accrued but unpaid interest, is repaid in full.

                  1.3 The Note shall bear interest at the rate of 15% per annum based on a 360-day year, 30 days' worth of which shall be paid by the Company in advance on the Closing Date. The interest paid shall be non-refundable in the event of early repayment.

                  1.4 As additional consideration, the Purchaser shall receive the sum of $5,000 by the Company, which shall be payable on the Closing Date, representing five (5) points of the total amount of the Note.

                  1.5 The Purchaser shall have the right to convert the Loan Amount plus any accrued but unpaid interest in whole or in part into shares of the Company's common stock, par value $0.001 per share ("Common Stock") at a conversion rate of $0.50 per share (such shares, the "Conversion Shares").

         2. INDUCEMENT WARRANT. As an inducement to purchase the Note, the Purchaser shall be entitled to receive a warrant to purchase up to 125,000 shares of Common Stock (the "Warrant"). The Warrant shall contain an exercise price of $0.50 per share and be exercisable for a period of five years from the Closing Date. The shares issuable upon exercise of the Warrant (the "Warrant Shares") shall contain registration rights identical to those of the Conversion Shares as described below.

         3. CLOSING. The closing of the purchase and sale of the Note (the "Closing") shall take place on June 20, 2007, or such other day as agreed to by the parties (the "Closing Date").

         4. REPRESENTATIONS AND WARRANTIES.

                  4.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that as of the date of this Agreement:

                  (a) EXISTENCE. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

                  (b) AUTHORITY. The execution and delivery by the Company of this Agreement and the Note (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors;
         (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws; (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

                  (c) BINDING EFFECT. This Agreement, the Note and the Warrant have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (d) CAPITALIZATION. The authorized capital stock of the Company consists of 95,000,000 shares of Common Stock, par value $0.001 per share, 35,641,882 shares of which were issued and outstanding as of June 4, 2007, and 5,000,000 shares of authorized Preferred Stock, par value $0.001 per share, of which none are issued and outstanding as of June 4, 2007. The shares of Common Stock issuable pursuant to this Agreement and the Warrant (together, the "Shares") have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement and the Warrant, will be duly and validly issued, fully paid and non-assessable.

                  (e) DISCLOSURE DOCUMENTS. The Company has furnished the Purchaser or made available at the website of the Securities and Exchange Commission (the "SEC") (HTTP://WWW.SEC.GOV) a copy of the Company's Quarterly Report on Form 10-QSB/A for the period ended March 31, 2007 as filed with the SEC on June 1, 2007, and the Company's Annual Report on Form 10-KSB for the period ended December 31, 2006 as filed with the SEC on April 17, 2007 (together, the "SEC Documents").

                  (f) SECURITIES MATTERS. Subject to the accuracy of the representations of the Purchaser set forth in Section 4.2 hereof, the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement.

                  4.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants that as of the date of the execution of this
Agreement:

                  (a) AUTHORIZATION. This Agreement constitutes a valid and legally binding obligation of the Purchaser.

                  (b) INVESTMENT REPRESENTATIONS. (i) The Purchaser has received and reviewed the SEC Documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to review the documents provided by the Company and to have all of their questions related thereto satisfactorily answered.

                           (ii) The Purchaser understands the fundamental risks
                  of the Note and the Shares; has determined that he/she/it can reasonably benefit from the investment based upon net worth, income, overall investment objectives and portfolio structure; that the Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and that the Note and the Shares will not cause such overall commitment to become excessive; and, that the Purchaser is able to bear the economic risk of the Note and the Shares, including the loss of the entire value of its investment. Additionally, the Purchaser understands that that there are restrictions on the Purchaser's right to liquidate the Note and the Shares.

                           (iii) The Purchaser has reviewed the Risk Factors
                  sections included in the SEC Documents, and understands the Risk Factors describing the fact that the Company (a) has substantial liabilities, (b) may not be able to obtain sufficient funds to grow its business and the subsequent financing may be on terms adverse to the Note and the Shares and (c) is currently not profitable.

                           (iv) The Purchaser (or its members and/or officers)
                  has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Note and the Shares.

                           (v) The Purchaser has received from the Company, and
                  is relying on, no representations or projections (except as set forth in this Agreement or the SEC Documents) with respect to the Company's business and prospects.

                           (vi) The Purchaser is an "accredited investor" within
                  the meaning of Regulation D under the Securities Act.

                           (vii) The Purchaser is acquiring the Note and the
                  Shares for investment purposes only without intent to distribute the same, and acknowledges that the Note and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws until such time as a registration statement covering the Shares is declared effective by the SEC and the states in which the registration statement is filed.

                           (viii) The Purchaser acknowledges that it will not be
                  able to transfer the Note and the Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

                           (ix) The certificates and/or instruments evidencing
                  the Note and the Shares will contain a legend to the foregoing effect until such time as a registration statement covering the Shares is declared effective by the SEC.

         5. REGISTRATION RIGHTS.

         5.1 PARTICIPATION IN REGISTERED OFFERINGS. If the Company proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act of 1933, as amended (the "Act") (other than on Forms S-4 or S-8 or similar registration forms), it will at each such time or times give written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Shares held by the Purchaser requested to be registered; provided, that if the managing underwriter advises that less than all of the shares requested to be registered should be offered for sale so as not materially and adversely to affect the price or salability of such offering being registered by the Company, the Purchaser (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than the Company) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this
Section 5.1 is referred to herein as the "Piggyback Registration".

         5.2 OBLIGATIONS OF PURCHASER. It shall be a condition precedent to the obligation of the Company to register any Shares pursuant to this Section 5 that the Purchaser shall furnish to the Company such information regarding the Shares held and the intended method of disposition thereof and other information concerning the Purchaser as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Purchaser that the Company considers it appropriate to amend or supplement the applicable registration statement, the Purchaser shall suspend further sales of the Shares until the Company advises the Purchaser that such registration statement has been amended or supplemented.

         5.3 If and whenever the Company is required by the provisions of this
Section 5 to effect the registration of the Shares under the Securities Act, the Company will:

                           Furnish to the Purchaser such reasonable number of
copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Purchaser may reasonably request in order to facilitate the sale of such shares;

                           Notify the Purchaser, promptly after it shall receive
notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           Notify the Purchaser promptly of any request by the
Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           Prepare and promptly file with the Commission and
promptly notify the Purchaser of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           Advise the Purchaser, promptly after it shall receive
notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  5.4 With respect to a registration required pursuant to this
Section 5, all fees, costs and expenses of and incidental to such registration, shall be borne by the Company, including all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the Shares to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the participating Purchaser and any other expenses incurred by the Purchaser shall be borne by the Company; PROVIDED that the fees and disbursements of counsel to the Purchaser shall not exceed $5,000 in connection with a registration required under this Section 5.

                  5.5 The Company will indemnify and hold harmless the Purchaser and any underwriter for such Purchaser from and against, and will reimburse such Purchaser and each such underwriter with respect to, any and all loss, damage, liability, cost and expense to which such Purchaser or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or such underwriter in writing for use in the preparation thereof.

                  5.6 The Purchaser will indemnify and hold harmless the Company, any successor entity of the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser for use in the preparation thereof. The maximum aggregate liability of each Purchaser pursuant to its indemnification obligations under this Section 5 shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder.

                  Promptly after receipt by an indemnified party pursuant to the provisions of Sections 5.5 or 5.6 above of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections 5.5 or 5.6, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.

         6.       MISCELLANEOUS.

                  6.1 CONFIDENTIALITY. (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchaser by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency,
         (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Purchaser shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

                  (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Purchaser.

                  (c) Nothing herein shall require the Company to disclose non-public information to the Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in a public offering, to money managers or to securities analysts.

         6.2 LEGENDS. To the extent applicable, each note, certificate or other document evidencing the Note to be purchased and sold pursuant to this Agreement and any Shares issued shall be endorsed with the legends set forth below, and the Purchaser on behalf of itself and each holder of the Note covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Note or Shares without complying with the restrictions on transfer described in the legends endorsed on such Note or certificate:

                  (a) The following legend under the Securities Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Note or the Shares, the legend required by such state authority.

                  (c) The legend set forth above shall be removed from the Shares and the Company shall within two (2) business days issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws,
         (i) in connection with a sale transaction, provided the Shares are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act. The legend set forth above shall be removed from the Shares and the Company shall issue a certificate without such legend to the holder of the Shares immediately upon the registration of the Shares under the Securities Act in accordance with this Agreement.

         6.3 COSTS AND EXPENSES. The Company shall reimburse Purchaser for its reasonable legal fees and expenses in connection with the purchase of the Note. The Company shall be responsible for all of its fees and expenses in connection with this transaction.

         6.4 ASSIGNABILITY; SUCCESSORS. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         6.5 SURVIVAL. All agreements, covenants, representations and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement.

         6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         6.7 COUNTERPARTS: HEADINGS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

         6.8      LEGAL REPRESENTATION.

                  (a) Each party hereto represents and warrants that it has carefully read this Agreement and knows the contents hereof and that it has signed this Agreement freely and voluntarily and that each party has obtained independent counsel in reviewing this document and further acknowledges that the law firm of Gallagher, Briody & Butler has memorialized the within Agreement and has provided legal advice solely to the Company with respect to this Agreement.

                  (b) The Purchaser was provided the opportunity to retain individual counsel, and has retained or waived the right to retain individual counsel to review this Agreement.

         6.9 ENTIRE AGREEMENT, AMENDMENTS. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and the Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.10 NOTICES. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

          IF TO THE COMPANY:         U.S. Helicopter Corporation
                                     6 East River Piers, Suite 216
                                     Downtown Manhattan Heliport
                                     New York, NY 10004
                                     Attn.:  John G. Murphy, President
                                     Telephone:  212-248-2002
                                     Fax:  212-248-0940

         WITH A COPY TO:             Gallagher, Briody & Butler
                                     155 Village Boulevard
                                     2nd Floor
                                     Princeton, New Jersey 08540
                                     Attn: Thomas P. Gallagher, Esq.
                                     Telephone: 609-452-6000
                                     Fax:  609-452-0090

          IF TO THE PURCHASER:       David J. Lenihan
                                     124 Brookstone Drive
                                     Princeton, NJ 08540
                                     Telephone: _____________
                                     Fax:  _____________

         6.11 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         6.12 MAXIMUM INTEREST. It is expressly stipulated and agreed to be the intent of the Company and the Purchaser at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Purchaser to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Note results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and the Purchaser's express intent that all excess cash amounts theretofore collected by Purchaser be credited on the principal balance of the

Note (or if the Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Purchaser does not intend to collect any unearned interest in the event of acceleration.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                    U. S. HELICOPTER CORPORATION


                                    By:  /S/ JOHN G. MURPHY
                                         ---------------------------------------
                                         John G. Murphy
                                         Chief Executive Officer and President


                                    DAVID J. LENIHAN


                                    /S/ DAVID J. LENIHAN
                                    --------------------------------------------

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 PROMISSORY NOTE


                                                                   June 20, 2007

                          ONE HUNDRED THOUSAND DOLLARS
                                    15% NOTE

         FOR VALUE RECEIVED, U.S. HELICOPTER CORPORATION, a Delaware corporation (the "Company") hereby promises to pay to the order of DAVID J. LENIHAN (the "Holder"), or its registered assigns, the principal sum of ONE HUNDRED THOUSAND DOLLARS AND 00/100 ($100,000.00), and to pay interest from the date hereof on the outstanding principal sum at the rate of 15% per annum based on a 360-day year, such interest to accrue from the date hereof (the "Closing Date"). The Note shall bear interest at the rate of 15% per annum based on a 360-day year, of which 30 days' worth shall be paid by the Company in advance on the Closing Date. The interest paid shall be non-refundable in the event of early repayment. The principal and accrued but unpaid interest shall be paid in full on the earlier of (1) the first closing of a private placement of the Company's debt or equity securities, or (2) 120 days from the Closing Date (the "Maturity Date"). Notwithstanding the foregoing, the Company agrees to remit to the Purchaser $25,000 per month out of proceeds to be received by the Company pursuant to an agreement between Delta Airlines and the Company until the Note, plus any accrued but unpaid interest, is repaid in full.

         This Note is an authorized issue of a $100,000 15% Note of the Company (the "Note") issued pursuant to a Note Purchase Agreement dated as of June 20, 2007 between the Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

         1. CONVERSION RIGHTS. The principal and any and all interest payable on this Note shall be convertible, at the option of either the Holder, at any time into shares of Company Common Stock at $0.50 per share.

         2. DEFAULT. The Company shall be in default under this Note upon the occurrence of any of the following events ("Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note within three days of the date such payment is due;

                  (b) Any material default, breach or misrepresentation under the terms and provisions of the Note Purchase Agreement that is not cured after 30 days written notice by Holder to the Company; or

                  (c) An assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         3. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

                  (a) specified in clause (c) of Section 2, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand;

                  (b) specified in clauses (a) or (b) of Section 2, then the Holder may declare the Note immediately accelerated due and payable; and

                  (c) the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

         4. REGISTRATION RIGHTS. The Holder of this Note shall have the registration rights pertaining to the shares issuable upon conversion of this Note as described in the Note Purchase Agreement.

         5. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

         6. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         7. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

         8. NO IMPLIED WAIVER. No failure or delay on the part of Holder in exercising any right, power or privilege under this Note and no course of dealing between the Company and Holder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege Holder would otherwise have. No notice to, or demand on, the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                                         U.S. HELICOPTER CORPORATION



                                          By:      _____________________________
                                          John G. Murphy
                                          Chief Executive Officer and President